THE ADVISORS' INNER CIRCLE FUND II

CHAMPLAIN STRATEGIC FOCUS FUND

Advisor Shares

Ticker Symbol: CIPRX

Institutional Shares

Ticker Symbol: CIPTX

SUMMARY PROSPECTUS

05.01.25

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cipvt.com/strategic-focus/. You can also get this information at no cost by calling 1.866.773.3238, by sending an e-mail request to champlainfund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Champlain Strategic Focus Fund

Investment Objective

The Champlain Strategic Focus Fund (the “Fund”) seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Advisor Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	4.63%	4.63%
Total Annual Fund Operating Expenses	5.68%	5.43%
Less Fee Reductions and/or Expense Reimbursements[1]	(4.58)%	(4.58)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.10%	0.85%

[1]

Champlain Investment Partners, LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.10% and 0.85% of the average daily net assets of the Advisor Shares and the Institutional Shares, respectively, until April 30, 2026. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on April 30, 2026.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$112	$1,284	$2,441	$5,264
Institutional Shares	$87	$1,213	$2,330	$5,079

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2024, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in securities of medium- to large-sized companies. For purposes of this strategy, a medium-sized company is a company that, at the time of initial purchase, is included in either the S&P MidCap 400 or the Russell Midcap Index, or that has a market capitalization that falls within the range of the Russell Midcap Index as measured as of the index’s most recent annual reconstitution, while a large-sized company

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would be any whose market capitalization falls above the range of the Russell Midcap Index as measured as of the index’s most recent annual reconstitution. The Fund may also invest in securities of small-sized companies, which the Adviser considers to be a company that, at the time of initial purchase, is included in either the S&P SmallCap 600 or the Russell 2000 Index, or that has a market capitalization that falls within the range of the Russell 2000 Index as measured as of the index’s most recent annual reconstitution.

The Fund seeks capital appreciation by investing mainly in common stocks of companies that the Adviser believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The Adviser’s stock selection process seeks to manage business model and valuation risk and includes three analytical steps: sector factors (making qualitative judgements targeting attractive business models), company attributes (analyzing business model, competitive landscape and management) and valuation analysis (employing a multi-faceted approach including discounted cash flow analysis). The Adviser seeks, under normal circumstances, to mitigate company-specific risk by limiting position sizes. Through the consistent execution of a fundamental bottom-up investment process, which focuses on an analysis of individual companies, the Adviser expects to identify a portfolio of fifteen (15) to thirty (30) mid- to large-sized companies that trade at a discount to their estimated intrinsic, or fair values. The Fund may pursue a “growth style” of investing, meaning that the Fund may invest in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies.

The Adviser may sell a security when it reaches the Adviser’s estimate of its fair value or based on new information or analyses about a security. The Adviser may also sell securities in order to limit position sizes or to reduce sector exposure.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks of Investing in the Fund

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC, or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mid-Capitalization Company Risk – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, the growth rates of investments in these large-sized companies may lag the growth rates of well-managed smaller companies during strong economic periods.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Growth Investment Style Risk – An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Small-Capitalization Company Risk – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

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Non-Diversification Risk – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the diversification requirements for classification as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s Institutional Shares’ performance for the 2024 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available on the Fund’s website at www.cipvt.com or by calling 1.866.773.3238.

Advisor Shares had not commenced operations as of the date of this prospectus. Therefore, performance information for Advisor Shares is not presented. Advisor Shares would have substantially similar performance as Institutional Shares because the shares are invested in the same portfolio of securities and the returns would generally differ only to the extent that expenses of Advisor Shares are higher than the expenses of Institutional Shares, in which case the returns for Advisor Shares would be lower than those of Institutional Shares.

BEST QUARTER 3/31/2024	9.96%
WORST QUARTER 6/30/2024	(6.57)%

The performance information shown above is based on a calendar year. The Fund’s Institutional Shares’ performance from 1/1/25 to 3/31/25 was (7.57)%.

Average Annual Total Returns for Periods Ended 12.31.24

This table compares the Fund’s average annual total returns for the periods ended December 31, 2024 to those of an appropriate broad-based index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Institutional Shares. After-tax returns for Advisor Shares will vary.

	1 Year	Since Inception
Fund Returns Before Taxes
Institutional Shares[1]	4.40%	15.04%
Fund Returns After Taxes on Distributions
Institutional Shares	3.02%	13.79%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	3.00%	11.19%
Russell 3000 Index (reflects no deduction for fees, expenses or taxes)	23.81%	29.29%
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	22.10%	31.09%

[1]	Institutional Shares of the Fund were offered beginning October 16, 2023.

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Investment Adviser

Champlain Investment Partners, LLC

Portfolio Managers

Portfolio Manager	Position with the Adviser	Years of Experience with the Fund
Scott T. Brayman	Chief Investment Officer/Managing Partner	Since Inception (2023)
Corey N. Bronner	Deputy Chief Investment Officer/Partner	Since Inception (2023)
Joseph M. Caligiuri	Deputy Chief Investment Officer/Partner	Since Inception (2023)
Rachel C. Drakon	Member of the Investment Team	Since Inception (2023)
Ethan C. Ellison	Member of the Investment Team	Since Inception (2023)
Joseph J. Farley	Member of the Investment Team/Partner	Since Inception (2023)
Robert D. Hallisey	Member of the Investment Team/Partner	Since Inception (2023)
Andrew J. Hanson	Member of the Investment Team/Partner	Since Inception (2023)
James A. Mallon	Senior Associate Trader	Since Inception (2023)
Finn R. McCoy	Head Trader/Partner	Since Inception (2023)
Henry C. Sinkula	Member of the Investment Team/Partner	Since Inception (2023)
Jacqueline W. Williams	Member of the Investment Team/Partner	Since Inception (2023)
Courtney A. Willson	Member of the Investment Team	Since Inception (2023)

Purchase and Sale of Fund Shares

To purchase Advisor Shares of the Fund for the first time, you must invest at least $10,000 ($3,000 for IRAs). To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in their sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: Champlain Funds, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Champlain Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219009, Kansas City, Missouri 64105-1307) or telephone at 1.866.773.3238.

If you own your shares through an account with a broker or other institution, contact that broker or other institution to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Advisor Shares of the Champlain Strategic Focus Fund are currently not available for purchase.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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